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                THIRD AMENDMENT TO CREDIT AND SECURITY AGREEMENT

PREAMBLE. This Third Amendment to Credit and Security Agreement (this "Amendment") dated as of October 22, 2004, is made among (i) OMNI ENERGY SERVICES CORP., a Louisiana corporation "Parent Company"); AMERICAN HELICOPTERS INC., a Texas corporation ("AHT"); and OMNI ENERGY SERVICES CORP.-MEXICO, a Louisiana corporation ("Mexico"; Mexico, AHI and Parent Company herein sometimes called individually, "Initial Borrower" and, collectively, the "Initial Borrowers"); (ii) TRUSSCO, INC., a Louisiana corporation ("Trussco") and TRUSSCO PROPERTIES, LLC, a Louisiana limited liability company ("Trussco Properties"; Trussco Properties and Trussco herein sometimes called, individually, "New Borrower" and, collectively, the "New Borrowers"; each New Borrower and each Initial Borrower herein sometimes called, individually, a "Borrower" and, collectively, the "Borrowers"); and (iii) WEBSTER BUSINESS CREDIT CORPORATION, a corporation organized under the laws of the State of New York ("WBCC"), individually, as lender hereunder and as agent for itself and each other Lender Party (as hereinafter defined) (WBCC, acting in both such capacities, herein called "Lender"), for the purpose of amending further the Credit and Security Agreement, dated December 23, 2003, between Borrowers and Lender, as amended to date (the "Credit Agreement"), in order to reflect, among other things, (i) the incurrence by the Borrowers of certain new Indebtedness from another lender, consisting of a bridge loan in the principal amount of $6,500,000, (ii) the full prepayment of the existing Term Loan in connection therewith, and (iii) the release of certain Collateral by Lender to be used to secure the payment of the new Indebtedness.

      1. Definitions. Capitalized terms used in this Amendment, but not expressly defined herein, shall have the same meanings as given to such terms in the Credit Agreement.

      2.  Amendments.

            2.1. Definitions. The following new definitions shall be added to Annex One of the Credit Agreement in the correct alphabetical order:

                  "Bridge Lender" shall mean Beal Bank, S.S.B., its successors and assigns.

                  "Bridge Loan" shall mean the loan of $6,500,000 in principal amount to be made by the Bridge Lender to Borrowers pursuant to the Bridge Loan Agreement plus fees, expenses and interest.

                  "Bridge Loan Agreement" shall mean the collective reference to
            (i) the Promissory Note, (ii) the Assignment of Account and Security Agreement, and (iii) the Security Agreement, each dated as of October 22, 2004, made between Bridge Lender and Borrower, as each may be amended or modified from time to time consistent with Section
            7.15 hereof.

                  "Bridge Loan Amendment" shall mean the Third Amendment to
            Credit and Security Agreement, dated as of October 22, 2004, made between Lender and Borrowers, amending the Agreement.

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                  "Bridge Loan Documents" shall mean, collectively, (i) the
            Bridge Loan Agreement, and (ii) all other documents, instruments and agreements executed by Borrowers with or in favor of Bridge Lender in connection therewith.

                  "Bridge Loan Lien" shall mean the Lien of Bridge Lender on the
            Bridge Loan Lien Property securing payment of the Bridge Loan.

                  "Bridge Loan Lien Property" shall mean the assets and
            properties of Borrowers set forth and described on Schedule "1" to the Bridge Loan Amendment.

            2.2. Bridge Loan. Lender hereby consents to the incurrence by Borrowers of the Bridge Loan and the granting by Borrowers of the Bridge Loan Lien on the Bridge Loan Lien Property pursuant to the Bridge Loan Documents, such that, henceforth; (i) the Bridge Loan shall constitute permitted Indebtedness under Section 7.9 of the Credit Agreement; (ii) the Bridge Loan Lien, to the extent it secures payment of the Bridge Loan, shall constitute a Permitted Encumbrance; (iii) the Bridge Loan Lien Property shall constitute Excluded Equipment; and (iv) the Bridge Loan Documents shall constitute Material Agreements. Further in regard to the foregoing, Lender hereby releases its Liens on all Collateral consisting of, and limited to, the Bridge Loan Lien Property and agrees to amend of record its existing UCC financing statements filed against any Borrowers owning such Bridge Loan Lien Property to reflect such release as soon as practicable hereafter. In consideration of the foregoing, Borrowers agree that the proceeds of the Bridge Loan shall be disbursed upon its making as follows: (i) up to $390,000 shall be retained by the Bridge Loan Lender, in payment of certain fees and charges owing to it or one or more of its Affiliates by Borrowers; (ii) an additional $1,000,000 shall be retained by the Bridge Loan Lender, thereafter to be held in escrow in anticipation of its use in the payment of certain Indebtedness secured by all or portions of the Bridge Loan Lien Property; and (iii) the rest and remainder thereof, aggregating at least $5,110,000, shall be paid over to Lender for use, in part, to prepay in full on the date hereof, the Term Loan, together with all accrued, but unpaid, interest thereon, with the remainder thereof to be used to repay the Advances (subject to their re-borrowing in accordance with the terms of the Credit Agreement).

      3. Conditions to Effectiveness. The amendments set forth hereinabove are further made contingent upon, and shall not become effective, unless and until:
(i) Borrowers shall have executed and delivered to WBCC this Amendment binding themselves to all agreements (including amendments) set forth herein; (ii) Lender shall have received, reviewed and approved the Bridge Loan Agreement, and received a true, correct and complete copy thereof, as executed by and between the parties thereto; (iii) the Bridge Loan shall have been made in substantial accordance with the terms of the Bridge Loan Agreement; and (iv) the proceeds of the Bridge Loan shall have been disbursed in conformity with Section 2.2 above and the pay-off letter which is attached hereto as Exhibit "A" and by reference made part, which shall be executed and delivered by Lender to Borrower on or prior to the date of this Amendment.

      4. Effective Date. The amendments and modifications to the Credit Agreement set forth in this Amendment shall be effective as of the date hereof (except as otherwise expressly provided hereinabove).

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      5. No Other Changes. Except as expressly amended and modified hereby, the terms of the Credit Agreement shall remain unchanged and continue in full force and effect.

      6. Other Document. This Amendment constitutes an Other Document and shall be governed and construed accordingly.

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Each of the parties has signed this Amendment as of the day and year first above written.

                                      "BORROWERS"

                                      OMNI ENERGY SERVICES CORP.

                                      BY: /s/ G. Darcy Klug
                                          --------------------------------------
                                          G. Darcy Klug
                                          Executive Vice President

                                      AMERICAN HELICOPTERS INC.

                                      By: /s/ G. Darcy Klug
                                          --------------------------------------
                                          G. Darcy Klug
                                          Executive Vice President

                                      OMNI ENERGY SERVICES CORP.-MEXICO

                                      By: /s/ G. Darcy Klug
                                          --------------------------------------
                                          G. Darcy Klug
                                          Executive Vice President

                                      TRUSSCO, INC.

                                      By: /s/ G. Darcy Klug
                                          --------------------------------------
                                          G. Darcy Klug
                                          Executive Vice President

                                      TRUSSCO PROPERTIES, LLC

                                      By: /s/ G. Darcy Klug
                                          --------------------------------------
                                          G. Darcy Klug
                                          Executive Vice President

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                                      "LENDER"

                                      WEBSTER BUSINESS CREDIT
                                      CORPORATION

                                      By: /s/ [ILLEGIBLE]
                                          --------------------------------------
                                          Authorized Officer

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